Fiscal Third Quarter 2026 Results

Conference Call Presentation

APRIL 23, 2026



PICKLE LODGE




Disclaimer

FORWARD-LOOKING STATEMENTS

Cautionary Notice: In addition to statements of historical fact, this news release contains forward-looking statements within the meaning of the federal securities laws and is intended to receive the protections of such laws.

All statements, other than historical facts, included or incorporated in this release could be deemed forward-looking statements, particularly statements that reflect our expectations or beliefs of LSI Industries Inc. (the "Company," "LSI," "we," or "us") concerning future events or our future financial performance. You are cautioned not to place undue reliance on forward-looking statements, which are often characterized by discussions of strategy, plans, or intentions or by the use of words such as "may," "would," "could," "should," "will," "expect," "estimate," "anticipate," "believe," "intend," "plan," "forecast," "project," "predict," "potential," "continue," or "intend," the negative or other variants of such terms, or other comparable terminology.

The Company cautions that these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations as a result of various factors, including, but not limited to: the impact of competitive products and services; product and pricing demands and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility and market volatility in the debt and equity markets; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to adequately protect intellectual property, information technology security threats and computer crime; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the failure of acquisitions or acquired companies to achieve their plans or objectives generally; our ability to consummate, successfully integrate, and achieve strategic and other objectives, including any expected synergies, relating to pending or recently completed acquisitions; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy, including mitigating the impacts of increased costs related to tariffs; the results of asset impairment assessments; price increases of materials; significant shortages of materials; shortages in transportation and increases in fuel prices; sudden or unexpected changes in customer creditworthiness; write-offs or impairment of capitalized costs or intangible assets in the future; and the other risk factors LSI describes from time to time in Company's Annual Report on Form 10-K (the "Form 10-K") and in other reports filed with or furnished to the U.S. Securities and Exchange Commission (the "SEC") by the Company. You should carefully consider the trends, risks, and uncertainties described in this presentation, the Form 10-K, and other reports filed with or furnished to the SEC by the Company before making any investment decision with respect to our securities. If any of these trends, risks, or uncertainties continues or occurs, our business, financial condition, or operating results could be materially and adversely affected, the trading prices of our securities could decline, and you could lose part or all of your investment.

Forward-looking statements are made in the context of information available as of the date of this news release and are based on our current expectations, forecasts, estimates, and assumptions. The Company undertakes no obligation to update or revise such statements to reflect circumstances or events occurring after this presentation except as may be required by applicable law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Key Messages

FISCAL THIRD QUARTER 2026 RESULTS

Q3FY26 RESULTS INCLUDE +14% Y/Y NET SALES GROWTH, +34% ADJUSTED EBITDA GROWTH, +150 BPS ADJUSTED EBITDA MARGIN EXPANSION

Solid Q3FY26 financial performance reflects elevated customer project activity across vertical markets

LSI positioned as retail branding partner of choice for new build and remodel programs of leading global retail companies across North America; third quarter project levels reflect increased investment in branding solutions that enhance customer experience; total revenue increased 14% y/y, as strong demand within Display Solutions segment offset muted growth in Lighting segment; overall order rates and backlog remain healthy

Display Solutions Segment: Strong revenue, Adjusted EBITDA growth, improved margin realization

Segment revenue and Adjusted EBITDA increased 23% and 70%, respectively in Q3FY26; experienced strong project activity across grocery and refueling/c-store markets, as increasingly predictable demand patterns supported more ratable production levels, consistent scheduling, and increased program efficiency; segment orders +20% y/y

Customer orders within grocery vertical market +25% y/y in fiscal Q3, reflecting stabilizing demand

During the third quarter, both refrigerated and non-refrigerated display case sales increased on a double-digit percentage basis, reflecting healthy activity across our customer base, the adoption of newly introduced products, and a return to more normalized demand patterns; ended the fiscal third quarter with a book-to-bill of 1.2x in grocery vertical

Customer orders within refueling/c-store vertical market +20% y/y in fiscal Q3, reflecting ongoing and new projects

Recent project activity has been driven by ongoing site releases across large, multi-phase programs, including some spanning multiple years, combined with a steady mix of new and existing mid-sized engagements; ended the fiscal third quarter with a book-to-bill of above 1.0 in refueling/c-store vertical, with backlog above PY levels

Lighting Segment: Lengthened quote-to-order conversion period impacted lighting project activity

Lighting segment delivered 2% sales growth in the third quarter, despite macro driven project quote-to-order delays; delivering above-market growth, consistent with our stated focus, despite expectations for softer near-term non-residential demand

Completed Royston acquisition, entering next phase of multi-year value creation plan

Strategic focus on sustained organic growth, proven track record of operational excellence, and disciplined, returns-driven approach to capital allocation position LSI to become a value-compounder; continued optionality to support business growth with net leverage of 2.7x exiting Q3FY26

Consolidated Financial Results



TOTAL NET SALES ($M)[1]
$132.5
$150.5
Q3FY25
Q3FY26



OPERATING INCOME ($M)[1]
Reported Operating Income
Adj. Operating Income
% Sales
7.3%
8.9%
$6.2
$9.7
$4.1
$13.4
Q3FY25
Q3FY26



NET INCOME ($M)[1]
Reported Net Income
Adj. Net Income
% Sales
4.8%
6.4%
$3.9
$6.3
$2.1
$9.6
Q3FY25
Q3FY26



NON-GAAP ADJ. EBITDA ($M)[1]
% Sales
8.5%
10.0%
$11.3
$15.0
Q3FY25
Q3FY26

[1] Includes six days of contribution for the Royston acquisition in Q3FY26

14% Y/Y Net Sales Growth

Net sales growth of +9% excluding six days of Royston-related contributions in the fiscal 2026 third quarter; pronounced demand strength in Display Solutions segment offset muted growth in lighting segment

Improved Operating Leverage, Margin Realization

Improved demand conditions, balanced production schedules, increased factory efficiency, targeted price actions, and continued cost discipline supported improved operating leverage; Q3FY26 adjusted operating margin; +160 bps y/y; adjusted EBITDA margin +150 bps y/y

"Earnings Compounder" Thesis Developing, Adjusted Net Income +52% Y/Y

Adjusted net income of $9.6 million, or $0.28 per adjusted diluted share, +52% y/y in Q3FY26; reported results include transaction related expenses and other non-GAAP addbacks

Display Solutions Segment Update


SEGMENT NET SALES ($M) [1]
$73.5
$90.5
Q3FY25
Q3FY26


SEGMENT ADJ. GROSS MARGIN ($M) [1]
% Sales
17.0%
19.5%
$12.5
$17.7
Q3FY25
Q3FY26


SEGMENT ADJ. OPERATING INCOME ($M) [1]
% Sales
7.7%
11.1%
$5.6
$10.1
Q3FY25
Q3FY26


SEGMENT ADJ. EBITDA ($M) [1]
% Sales
8.8%
12.1%
$6.5
$10.9
Q3FY25
Q3FY26

Segment Net Sales Growth +23% Y/Y On Strong Project Activity

Strong project activity within grocery and refueling/c-store verticals offset modest activity within QSR vertical, winning a steady mix of large, multi-phase projects and new/existing mid-sized engagements

Strong Order Rates Across Grocery and Refueling/C-store Verticals

Demand patterns remain healthy in several of largest vertical markets; grocery vertical orders +25% y/y, with book-to-bill of 1.2; refueling/c-store orders +20% y/y, with book-to-bill of 1.0

Segment Adjusted EBITDA +70% Y/Y, Improved Margin Realization

Display Solutions segment adjusted EBITDA margin rate increased 330 basis points on a year-over-year basis to 12.1%

[1] Includes six days of contribution for the Royston acquisition in Q3FY26

Lighting Segment Update



SEGMENT SALES ($M)
$59.0
$60.0
Q3FY25
Q3FY26



SEGMENT ADJ. GROSS MARGIN ($M)
% Sales
34.6%
34.8%
$20.4
$20.9
Q3FY25
Q3FY26



SEGMENT ADJ. OPERATING INCOME ($M)
% Sales
13.3%
12.7%
$7.8
$7.6
Q3FY25
Q3FY26



SEGMENT ADJ. EBITDA ($M)
% Sales
14.4%
13.8%
$8.5
$8.3
Q3FY25
Q3FY26

Segment Net Sales Growth of +2%, as Quote-to-Order Conversion Period Lengthened

Despite muted sales growth in Q3FY26, continue to drive above-market growth across core non-residential market verticals

Project Quotation Activity Remains Stable

Project quotation activity remains stable, with increased activity in national accounts offsetting softer general C&I activity

Driving Strategic Price Actions to Offset Dynamic Shifts in Material Input Costs

Maintaining margin discipline despite higher raw materials and fuel related costs; delivered 30 bps y/y improvement in adjusted gross margin in Q3FY26

Working Capital Update



TOTAL WORKING CAPITAL ($M)
$96.3
$96.8
$112.8
$100.1
$148.9
$101.2*
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26



NET ACCOUNTS RECEIVABLE ($M)
$98.0
$104.3
$114.8
$90.6
$135.8
$98.2*
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26



TOTAL INVENTORY ($M)
$74.5
$79.8
$78.9
$82.0
$116.6
$84.1*
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

*Total Working Capital, Net Accounts Receivable, and Total Inventory, excluding Royston

Working Capital Increased 1% Y/Y, Excluding Royston

Total working capital approximately flat sequentially in Q3FY26, excluding Royston; pro-forma for Royston, working capital levels increased 50% on a sequential basis

Inventory Levels Remain Consistent With Current Demand Conditions

Effectively managing supply availability; total inventory levels, excluding Royston, increased 2% sequentially

Balance Sheet Update

AVAILABLE LIQUIDITY ($M)


$48.9
$99.3
Q3FY25
Q3FY26

TTM FREE CASH FLOW ($M)[1,3]


$36.4
$34.7
$23.3
$37.7
$37.9
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

NET DEBT OUTSTANDING ($M)[2]


$51.1
Net Leverage 1.0x
$45.1
Net Leverage 0.8x
$43.5
Net Leverage 0.8x
$21.5
Net Leverage 0.4x
$250.7
Net Leverage 2.7x(3)
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Ample Liquidity to Support Growth

As of March 31, 2026, including the completion of the Royston acquisition, LSI had $100.0 million of cash and available liquidity under our $200 million 5-year term loan and $150 million revolver

Strong Adjusted Free Cash Flow Generation

Excluding Royston, LSI generated adjusted FCF of $11.8 million in Q3FY26; continuing a high conversion rate to earnings

Net Leverage Of 2.7x at Quarter-End, Below Targeted Range

After investing $325 million to acquire Royston during Q3FY26, pro-forma net leverage is 2.7x at the end of Q3FY26, below long-term target of 3.0x

[1] Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
[2] Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA
[3] Includes six days of contribution for the Royston acquisition in Q3FY26



Appendix

Statement on Non-GAAP Financial Measures

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending March 31, 2026, and March 31, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN

	LSI INDUSTRIES		LIGHTING SEGMENT		DISPLAY SOLUTIONS SEGMENT	
	Q3 2025	Q3 2026	Q3 2025	Q3 2026	Q3 2025	Q3 2026
Net Sales	132,481	150,526	58,967	60,038	73,514	90,487
Gross Margin	32,843	38,239	20,384	20,909	12,457	17,323
Lease expense on the step-up basis of acquired leases	67	317	-	-	67	317
Severance costs / Restructuring costs	-	24	-	-	-	26
Adjusted Gross Margin	32,910	38,580	20,384	20,909	12,524	17,666
Adjusted Gross Margin %	24.8%	25.6%	34.6%	34.8%	17.0%	19.5%

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED OPERATING INCOME TO ADJUSTED OPERATING INCOME

	LSI INDUSTRIES		LIGHTING SEGMENT		DISPLAY SOLUTIONS SEGMENT	
	Q3 2025	Q3 2026	Q3 2025	Q3 2026	Q3 2025	Q3 2026
Net Sales	132,481	150,526	58,967	60,038	73,514	90,487
Operating Income	6,235	4,077	7,154	6,939	4,510	7,895
Acquisition Costs	774	6,519	-	-	-	576
Amortization expense of acquired intangible assets	1,465	1,733	603	603	862	1,129
Lease expense on the step-up basis of acquired leases	67	317	-	-	67	317
Severance costs / Restructuring costs	-	24	-	8	-	16
Long-term performance-based compensation	1,116	715	78	52	193	127
Adjusted Operating Income	9,657	13,384	7,835	7,602	5,632	10,060
Adjusted Operating %	7.3%	8.9%	13.3%	12.7%	7.7%	11.1%
Depreciation expense	1,597	1,661	681	676	832	882
Adjusted EBITDA	11,254	15,046	8,516	8,278	6,464	10,942
Adjusted EBITDA %	8.5%	10.0%	14.4%	13.8%	8.8%	12.1%

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED NET INCOME

LSI INDUSTRIES	Q3 2025	Q3 2026
Net Income Reported	3,883	2,091
Income tax	1,713	1,267
Interest expense, net	661	474
Other expense (income)	(22)	244
Operating Income as Reported	6,235	4,076
Depreciation and amortization	3,062	3,394
EBITDA	9,297	7,470
Consulting expense: Commercial Growth Initiatives	-	-
Acquisition costs	774	6,519
Lease expense on the step-up basis of acquired leases	67	317
Severance costs / Restructuring costs	-	25
Long-term performance-based compensation	1,116	715
Adjusted EBITDA	11,254	15,046
Adjusted EBITDA as a percentage of Sales	8.5%	10.0%

Non-GAAP Reconciliation

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

FREE CASH FLOW	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Cash Flow from Operations	6,882	9,499	675	24,984	6,930
Less: Capital Expenditures	(690)	(950)	(967)	(1,684)	(591)
Free Cash Flow	6,192	8,549	(292)	23,300	6,339

NET DEBT OUTSTANDING AND LEVERAGE RATIO	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026[1]
Total Debt	55,360	48,557	50,676	27,939	261,006
Less: Cash	(4,301)	(3,457)	(7,143)	(6,407)	(10,333)
Net Debt	51,059	45,100	43,533	21,532	250,673
Adjusted EBITDA – Trailing 12 Months	52,024	54,982	57,308	57,286	92,970
Net Leverage Ratio	1.0	0.8	0.8	0.4	2.7

(1) Adjusted EBITDA includes twelve months of proforma adjusted EBITDA for Royston.

For Additional Questions,
Please Contact **513 372 3021**

Thank you,

LSI Investor Relations